Exhibit 10.1

ALLONGE TO PROMISSORY NOTE

ALLONGE dated as of January 22, 2025 (this “Allonge”) to the Promissory Note dated as of September 20, 2024 in the original principal amount of $2,000,000.00 made by GIFTIFY, INC., a Delaware corporation, with an office at 1100 E. Woodland Road, Suite 510, Schaumburg, Illinois 60173 (“Maker”), payable to the order of SPARS CAPITAL GROUP LLC, a New Jersey limited liability company, having an office at 164 Old Orchard Rd, Toms River, New Jersey 08755 (“Payee”).

WHEREAS, Maker executed a Promissory Note dated as of September 20, 2024 payable to the order of Payee in the original principal amount of $2,000,000.00 (as amended, restated and otherwise modified from time to time, the “Note”);

WHEREAS, the Note matured on January 20, 2025 (the “Maturity Date”);

WHEREAS, Maker has paid Payee the principal amount of $1,000,000.00 and an interest payment of $77,506.85, and the principal amount of $1,000,000.00 plus interest from January 20, 2025 at the rate of 11.50% per annum remains due and owing under the Note;

WHEREAS, subject to the terms and conditions hereinafter set forth, Payee has agreed to extend the Maturity Date of the Note to February 19, 2025;

NOW THEREFORE, IT IS HEREBY AGREED:

1.	Acknowledgement. Maker reaffirms the validity and enforceability of the Note, and acknowledges (i) that the principal amount of $1,000,000.00 with interest from January 20, 2025 at the rate of 11.50% per annum is due and owing under the Note, and (ii) that Maker has no offsets, claims or defenses to the Note.

2.	Maturity Date. The Maturity Date of the Note is hereby extended to February 19, 2025 (the “Extended Maturity Date”).

3.	Payment. On the Extended Maturity Date, in full payment of the Note, Maker will pay Payee the principal sum of $1,000,000.00, plus accrued interest in the amount of $9,583.33, amounting in all to the sum of $1,009,583.33.

4.	Attorneys’ Fees. Simultaneously with the execution of this Allonge, Maker will pay Payee the additional amount of $1,000.00 for the reasonable attorneys’ fees incurred by Payee in connection with this Allonge.

5.	Reaffirmation of Security Agreement. Maker restates and reaffirms its obligations under the Security Agreement dated as of September 20, 2024 executed by Maker in favor of Payee, and confirms and acknowledges to Payee that the Security Agreement remains in full force and effect in accordance with its original terms.

6.	Effect of Allonge. Except as expressly provided in this Allonge, all terms, covenants, conditions and provisions of the Note shall be and remain in full force and effect as written and unmodified hereby.

7.	Modification. This Allonge may not be modified or terminated orally.

8.	JURY TRIAL WAIVER. MAKER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT MAKER MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ALLONGE.

9.	Binding Effect. This Allonge is binding upon and shall inure to the benefit of the parties hereto and their successors and assigns. Maker shall not assign any of its rights or obligations hereunder without the express written consent of Payee, such consent to be given or withheld in Payee’s sole discretion.

10.	Governing Law. This Note shall be interpreted and the rights and liabilities of the parties shall be governed by the laws of the State of New Jersey, without regard to principles of the conflict of laws.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the undersigned have executed this Allonge as of the date first written above.

GIFTIFY, INC.

By:	/s/ Ketan Thakker
Ketan Thakker President and CEO

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

On this 28th day of January, 2025, before me, the undersigned, a notary public in and for said State, personally appeared KETAN THAKKER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

Notary Public

THIS ALLONGE SHOULD BE PERMANENTLY AFFIXED

TO THE PROMISSORY NOTE DESCRIBED ABOVE